UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2026

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma		73116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.10	LXU	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Director

On March 30, 2026, Steven L. Packebush informed the Board of Directors (the “Board”) of LSB Industries, Inc. (the “Company”) of his decision to retire from the Board effective immediately. Mr. Packebush’s decision to retire was not because of any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices.

Appointment of Director

Effective April 2, 2026, the Board appointed Jonathan Z. Ackerman to the Board to serve as a Class 2026 director. Mr. Ackerman will stand for reelection at the Company's 2026 annual meeting of stockholders. Mr. Ackerman has not been appointed to serve on any committee of the Board. Mr. Ackerman will receive the Company’s standard compensation for non-employee directors, which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2025.

Mr. Ackerman is a co-founder of Meridian Infrastructure and currently serves as its President and Chief Executive Officer. Prior to Meridian, Mr. Ackerman co-founded Moda Midstream in 2015 and served as its President and CEO from 2021 until Moda's successful exit in 2024. He served as Moda's Executive Vice President and CFO before being appointed CEO.

Mr. Ackerman served as Vice President and CFO of Oiltanking North America and its NYSE-listed subsidiary, Oiltanking Partners, L.P., from 2013 to 2015. Mr. Ackerman previously served as Managing Director, M&A and Co-Head, Strategic Solutions Group at UBS Investment Bank. He served as Senior Counsel and lead policy adviser to President George W. Bush's Advisory Panel on Federal Tax Reform and, before that, as a policy adviser at the U.S. Treasury Department.

Mr. Ackerman received his J.D. from the University of Chicago Law School, his master’s degree from the University of Denver and his BSBA in finance and accounting from the University of Arizona. Mr. Ackerman is a Certified Public Accountant.

There are no arrangements or understandings between Mr. Ackerman and any other person pursuant to which Mr. Ackerman was named a director of the Company. Mr. Ackerman does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 2, 2026, the Board adopted amended and restated bylaws (the “Third Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Third Amended and Restated Bylaws:

•
reflect updates consistent with changes in the General Corporation Law of the State of Delaware, as amended, including changes related to the electronic transmission of documents, stockholder lists for meetings, notice of meetings and virtual meetings;
•
provide that any stockholder directly or indirectly soliciting proxies from other stockholders may use any proxy card color other than white, which is reserved for exclusive use of the Board;
•
expand on the powers of the chairman of a stockholder meeting to regulate conduct of that meeting;
•
clarify certain procedural matters related to corporate action by written consent, including with respect to fixing a record date;
•
enhance certain procedural and information requirements with respect to advance notice of stockholder nominations and proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including by:
o
requiring information about the proposing stockholder’s intent to solicit proxies and the participants in any such solicitation;
o
requiring additional representations and undertakings from any stockholder nominee with respect to the truth and accuracy of statements provided to the Company, as well as compliance with all applicable rules of securities exchanges, the Company’s governing documents and fiduciary duties under Delaware law; and

o
updating requirements related to solicitations in accordance with universal proxy rules;
•
add a requirement that any director nominee be available for an interview within 10 days following a reasonable request from the Board or the Nominating and Corporate Governance Committee of the Board; and
•
make various other minor updates, including conforming and clarifying changes.

The foregoing description of the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 2, 2026, the Company issued a press release announcing the retirement of Mr. Packebush from the Board and the appointment of Mr. Ackerman to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section. Further, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Item 7.01 in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws of LSB Industries, Inc.
99.1

Press release of LSB Industries, Inc. dated April 2, 2026, entitled “LSB Industries, Inc. Appoints Jonathan Ackerman as an Independent Member of the Board of Directors; Announces Retirement of Steve Packebush.”

104	Cover Page Interactive Data File (embedded within the XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2026

LSB INDUSTRIES, INC.

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Executive Vice President, General Counsel and Secretary